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                                                                   EXHIBIT 10.44

                      TWELFTH AMENDMENT TO RECEIVABLE AND
                         INVENTORY FINANCING AGREEMENT

         THIS TWELFTH AMENDMENT TO RECEIVABLE AND INVENTORY FINANCING AGREEMENT (the "Amendment") is made and entered into as of the 12th day of September, 2001, among SHEFFIELD STEEL CORPORATION, a Delaware corporation, f/k/a HMK INDUSTRIES OF OKLAHOMA, INC., successor by merger to SHEFFIELD STEEL CORPORATION-SAND SPRINGS, f/k/a SHEFFIELD STEEL CORPORATION and SHEFFIELD STEEL CORPORATION-JOLIET ("Sheffield"), WADDELL'S REBAR FABRICATORS, INC., a Missouri corporation ("Waddell"), WELLINGTON INDUSTRIES, INC., an Oklahoma corporation ("Wellington"; Sheffield, Waddell and Wellington are sometimes referred to individually as a "Company" and collectively as the "Companies"), and BANK OF AMERICA, N.A., a national banking association, f/k/a NationsBank, N.A., also f/k/a NationsBank, N.A. (South) and also f/k/a NationsBank of Georgia, N.A. (the "Lender").

                              W I T N E S S E T H
                              - - - - - - - - - -

         WHEREAS, the Companies and the Lender are parties to that certain Receivable and Inventory Financing Agreement, dated as of January 16, 1992 (hereinafter, as previously amended, the "Agreement"), pursuant to which the Lender agreed to provide certain financial accommodations on the terms and conditions stated therein; and

         WHEREAS, pursuant to the Agreement, the Companies agreed, among other things, to comply with certain covenants set forth therein, including certain financial covenants; and

         WHEREAS, the Companies have failed to comply with certain covenants set forth in the Agreement; and

         WHEREAS, the Companies have requested that the Lender forbear from the exercise of its rights and remedies available under the Agreement and the other agreements executed between the parties and related thereto, and the Lender is willing to do so, subject to the terms and conditions set forth in that certain First Amended Forbearance Agreement by and among the parties thereto and dated as of September 12, 2001 (the "Forbearance Agreement"); and

         WHEREAS, the Companies and the Lender desire to amend the Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
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   1.    Definitions.  All capitalized terms used herein and not otherwise
         -----------
defined herein shall have the respective meanings given to such terms in the Agreement.

   2.    Amendments to Agreement.  The Agreement is amended as follows:
         -----------------------

   (a) Notwithstanding any provision contained therein to the contrary, the Agreement is hereby amended such that after August 31, 2001 the Companies shall not be permitted to borrow any additional Eurodollar Rate Loan or to reborrow any then existing Eurodollar Rate Loan as a Eurodollar Rate Loan. As of September 1, 2001, each new Loan shall be a Prime Rate Loan and shall bear interest at the Prime Rate Basis in accordance with the Applicable Margin set forth herein.

   (b)   Delete the definitions of "Applicable Margin" and "Loans" from Section
1.1 and replace them with the following:

         "Applicable Margin" shall mean, as to Prime Rate Loans, 2.00%."

         "Loans" shall mean the Loan or Loans in the original principal amount of up to US Thirty-Five Million Dollars (US$35,000,000.00) made by the Lender to the Companies pursuant to and in accordance with the terms of this Agreement.

   (c) Delete the first sentence of Section 2.1 and replace it with the following:

         2.1 THE LOANS. The Lender agrees to make loans to the Companies, and the Companies agree to borrow from the Lender, upon the request of any Company from time to time up to (i) 80% of the face value of the Companies' Eligible Receivables, plus (ii) 60% of the lower of the fair market value or cost of the Companies' Eligible Inventory, less (iii) such reserves as the Lender may in its absolute discretion establish at any time that an Event of Default exists; provided, however, that the total amount of all Loans outstanding at any one time under the terms of this Agreement shall not at any time exceed US Thirty-Five Million Dollars (US$35,000,000), and the total amount of all Loans outstanding at any one time under this Agreement against Eligible Inventory shall not exceed US Twenty-Four Million Dollars (US$24,000,000).

   (d)   Delete the existing Annex I in its entirety.

   3.    Borrowing Base Certificate. The Companies shall deliver to the Lender
         --------------------------
a borrowing base certificate setting forth the amount of Loans available to be borrowed in accordance with Section 2.1 of the Agreement, as amended by this Agreement, together with such other information as the Lender may reasonably request, for each week by the third Banking Day of the following week.

   4.    Restatement of Representations and Warranties. The Companies hereby
         ---------------------------------------------
reaffirm each and every representation and warranty heretofore made or deemed to be made by them under or in connection with the execution and delivery of the

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Agreement and the documents executed in connection therewith (including, without limitation, those representations and warranties set forth in Section 7 of the Agreement) as fully as though such representations and warranties had been made on the date hereof and with specific reference to this Amendment.

   5.    No Waiver.  This Amendment is executed in conjunction with the
         ---------
Forbearance Agreement. This Amendment shall not be deemed to waive, cure or eliminate any Event of Default enumerated in or otherwise addressed by the Forbearance Agreement and shall not be deemed to waive any rights reserved by the Lender therein.

   6.    Effect of Amendment. Except as expressly set forth herein, the
         -------------------
Agreement and documents executed in connection therewith shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Companies to the Lender and each Company hereby restates, ratifies and reaffirms each and every term and condition set forth in the Agreement and documents executed in connection therewith effective as of the date hereof.

   7.    Counterparts.  This Amendment may be executed in any number of
         ------------
counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

   8.    Successors and Assigns.  This Amendment shall be binding upon and
         ----------------------
inure to the benefit of the successors and permitted assigns of the parties hereto.

   9.    Section References.  Section titles and references used in this
         ------------------
Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

   10.   Costs, Expenses, Taxes and Fees. The Companies agree to pay, on demand,
         -------------------------------
all costs and expenses of the Lender in connection with the preparation, execution, delivery and enforcement of this Agreement and any other transactions contemplated hereby, including, without limitation, the fees and out-of-pocket expenses of legal counsel to the Lender. Such fees for services are not, nor shall they be deemed to be, interest or a charge for the use of money.

   11.   Further Assurances.  Each Company agrees to take such further action as
         ------------------
the Lender shall reasonably request in connection herewith to evidence the amendments herein contained to the Agreement.

   12.   Governing Law.  This Amendment shall be governed by, and construed in
         -------------
accordance with, the laws of the State of Georgia.

                          [SIGNATURE PAGE TO FOLLOW]

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         IN WITNESS WHEREOF, the Companies and the Lender have caused this
Amendment to be duly executed as of the date first above written.

                              SHEFFIELD STEEL CORPORATION, F/K/A
                              HMK INDUSTRIES OF OKLAHOMA, INC.,
                              SUCCESSOR BY MERGER TO SHEFFIELD
                              STEEL CORPORATION-SAND SPRINGS,
                              F/K/A SHEFFIELD STEEL CORPORATION
                              and SHEFFIELD STEEL CORPORATION-JOLIET

                              By:   /s/ Stephen R. Johnson       VP-CFO
                                 -----------------------------------------------
                                                                         (Title)
                              Attest:                          /s/ Cheryl Kaiser
                                     -------------------------------------------



                              WADDELL'S REBAR FABRICATORS, INC.

                              By:   /s/ Stephen R. Johnson       VP-CFO
                                 -----------------------------------------------
                                                                         (Title)
                              Attest:                          /s/ Cheryl Kaiser
                                     -------------------------------------------



                              WELLINGTON INDUSTRIES, INC.

                              By:   /s/ Stephen R. Johnson       VP-CFO
                                 -----------------------------------------------
                                                                         (Title)
                              Attest:                          /s/ Cheryl Kaiser
                                     -------------------------------------------



                              BANK OF AMERICA, N.A., F/K/A
                              NATIONSBANK, N.A., F/K/A
                              NATIONSBANK, N.A. (SOUTH), F/K/A
                              NATIONSBANK OF GEORGIA, N.A.

                              By:   /s/ John P. Holloway, S.V.P.
                                 -----------------------------------------------
                                                                         (Title)